                                                                    EXHIBIT 99.3

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                          THIRD SUPPLEMENTAL INDENTURE

                                      AMONG

                              TEPPCO PARTNERS, L.P.

                                   AS ISSUER,



               TE PRODUCTS PIPELINE COMPANY, LIMITED PARTNERSHIP,

                                   TCTM, L.P.,

                        TEPPCO MIDSTREAM COMPANIES, L.P.,

                           JONAH GAS GATHERING COMPANY

                                       AND

                      VAL VERDE GAS GATHERING COMPANY, L.P.

                            AS SUBSIDIARY GUARANTORS,

                                       AND

                       WACHOVIA BANK, NATIONAL ASSOCIATION

                                   AS TRUSTEE

                                 --------------

                                JANUARY 30, 2003

                                 --------------





                          6.125% SENIOR NOTES DUE 2013


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

                                TABLE OF CONTENTS

ARTICLE 1 THE 2013 NOTES..........................................................................................2
   SECTION 1.1          Designation of the 2013 Notes; Establishment of Form......................................2
   SECTION 1.2          Amount....................................................................................3
   SECTION 1.3          Redemption................................................................................3
   SECTION 1.4          Conversion................................................................................3
   SECTION 1.5          Maturity..................................................................................3
   SECTION 1.6          Place of Payment..........................................................................3
   SECTION 1.7          Subsidiary Guarantors.....................................................................3
   SECTION 1.8          Other Terms of 2013 Notes.................................................................4
ARTICLE 2 AMENDMENTS TO THE INDENTURE.............................................................................4
   SECTION 2.1          Definitions...............................................................................4
   SECTION 2.2          Redemption................................................................................8
   SECTION 2.3          Covenants.................................................................................9
   SECTION 2.4          Events of Default........................................................................10
   SECTION 2.5          Administration of Trust..................................................................10
ARTICLE 3 VAL VERDE GUARANTEE....................................................................................11
   SECTION 3.1          Val Verde Guarantee......................................................................11
ARTICLE 4 MISCELLANEOUS PROVISIONS...............................................................................11
   SECTION 4.1          Integral Part............................................................................11
   SECTION 4.2          General Definitions......................................................................11
   SECTION 4.3          Adoption, Ratification and Confirmation..................................................11
   SECTION 4.4          Counterparts.............................................................................11
   SECTION 4.5          Governing Law............................................................................11

EXHIBIT A           FORM OF 2013 NOTE...........................................................................A-1

                          THIRD SUPPLEMENTAL INDENTURE

         THIS THIRD SUPPLEMENTAL INDENTURE, dated as of January 30, 2003 (this "Third Supplemental Indenture"), among TEPPCO Partners, L.P., a Delaware limited partnership (the "Partnership"), TE Products Pipeline Company, Limited Partnership, a Delaware limited partnership ("TE Products"), TCTM, L.P., a Delaware limited partnership ("TCTM"), TEPPCO Midstream Companies, L.P., a Delaware limited partnership ("TEPPCO Midstream"), Jonah Gas Gathering Company, a Wyoming general partnership ("Jonah"), Val Verde Gas Gathering Company, L.P., a Delaware limited partnership ("Val Verde" and together with TE Products, TCTM, TEPPCO Midstream and Jonah, the "Subsidiary Guarantors"), and Wachovia Bank, National Association, a national banking association, as trustee (the "Trustee").

                                   WITNESSETH:

         WHEREAS, TE Products, TCTM, TEPPCO Midstream and Jonah (collectively, the "Original Subsidiary Guarantors") and the Partnership have heretofore executed and delivered to the Trustee an Indenture dated as of February 20, 2002 (the "Original Indenture" and, as amended and supplemented by this Third Supplemental Indenture, the "Indenture"), providing for the issuance from time to time of one or more series of the Partnership's Debt Securities, and the Guarantee by each of the Subsidiary Guarantors (as defined therein) of the Debt Securities;

         WHEREAS, pursuant to Original Indenture, as amended and supplemented by the First Supplemental Indenture dated as of February 20, 2002 among the Partnership, the Original Subsidiary Guarantors and the Trustee, the Partnership issued $500,000,000 aggregate principal amount of its 7.625% Senior Notes due 2012 (the "2012 Notes");

         WHEREAS, Sections 2.01 and 2.03 of the Indenture provide that, without the approval of any Holder, the Partnership and the Subsidiary Guarantors may enter into supplemental indentures to establish the form, terms and provisions of a series of Debt Securities issued pursuant to the Indenture;

         WHEREAS, Section 9.01(k) of the Indenture provides that the Partnership and the Subsidiary Guarantors and the Trustee may from time to time enter into one or more indentures supplemental thereto, without the consent of any Holders, to establish the form or terms of Debt Securities of a new series;

         WHEREAS, Section 9.01(b) of the Indenture permits the execution of supplemental indentures without the consent of any Holders to add to the covenants of the Partnership or the Subsidiary Guarantors for the benefit of, and to add any additional Events of Default with respect to, all or any series of Debt Securities;

         WHEREAS, Section 9.01(i) of the Indenture permits the execution of supplemental indentures without the consent of any Holders to add to, change or eliminate any of the provisions of the Indenture with respect to all or any series of Debt Securities, provided that, among other things, such addition, change or elimination does not apply to any outstanding Debt Security of any series created prior to the execution of such supplemental indenture;

         WHEREAS, Section 9.01(i) of the Indenture permits the execution of supplemental indentures without the consent of any Holders to add Subsidiary Guarantors with respect to any or all of the Debt Securities;

         WHEREAS, the Partnership desires to issue a series of its Debt Securities under the Indenture, such series to be known as its 6.125% Senior Notes due 2013 (the "2013 Notes"), the issuance of which series was authorized by or pursuant to resolution of the Board of Directors, and the Subsidiary Guarantors desire to Guarantee the 2013 Notes as provided in Article XIV of the Indenture;

         WHEREAS, the Partnership, pursuant to the foregoing authority, proposes in and by this Third Supplemental Indenture to supplement and amend the Original Indenture insofar as it will apply only to the 2013 Notes;

         WHEREAS, Val Verde is executing and delivering this Third Supplemental Indenture for the purpose of providing a Guarantee of the 2013 Notes, in accordance with the provisions of the Original Indenture;

         WHEREAS, all things necessary have been done to make the 2013 Notes, when duly issued by the Partnership and when executed on behalf of the Partnership and authenticated and delivered in accordance with the Indenture, the valid obligations of the Partnership, to make the Guarantee of the 2013 Notes the valid obligation of each of the Subsidiary Guarantors, and to make this Third Supplemental Indenture a valid agreement of the Partnership and the Subsidiary Guarantors, in accordance with their and its terms;

         NOW, THEREFORE:

         In consideration of the premises provided for herein, the Partnership, the Subsidiary Guarantors and the Trustee mutually covenant and agree for the equal and proportionate benefit of all Holders of the 2013 Notes as follows:

                                    ARTICLE 1

                                 THE 2013 NOTES

         SECTION 1.1 Designation of the 2013 Notes; Establishment of Form.

         There shall be a series of Debt Securities designated "6.125% Senior Notes due 2013" of the Partnership (the "2013 Notes"), and the form thereof (including the notation of Guarantee thereof) shall be substantially as set forth in Exhibit A hereto, which is incorporated into and shall be deemed a part of this Third Supplemental Indenture, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by the Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as the Partnership may deem appropriate or as may be required or appropriate to comply with any laws or with any rules made pursuant thereto or with the rules of any securities exchange on which the 2013 Notes may be listed, or to conform to general usage, or as may, consistently with the Indenture, be determined by the officers executing such 2013 Notes, as evidenced by their execution of the 2013 Notes.

         The 2013 Notes will initially be issued in permanent global form, substantially in the form set forth in Exhibit A hereto, as a Global Security.

         The Partnership initially appoints the Trustee to act as paying agent and Registrar with respect to the 2013 Notes.

         SECTION 1.2 Amount.

         The Trustee shall authenticate and deliver 2013 Notes for original issue in an aggregate principal amount of up to $200,000,000 upon Partnership Order for the authentication and delivery of 2013 Notes. The authorized aggregate principal amount of 2013 Notes may be increased at any time hereafter and the series may be reopened for issuances of additional 2013 Notes, upon Partnership Order without the consent of any Holder. The 2013 Notes issued on the date hereof and any such additional 2013 Notes that may be issued hereafter shall be part of the same series of Debt Securities.

         SECTION 1.3 Redemption.

                  (a) There shall be no sinking fund for the retirement of the 2013 Notes or other mandatory redemption obligation.

                  (b) The Partnership, at its option, may redeem the 2013 Notes in accordance with the provisions of the 2013 Notes and the Indenture.

         SECTION 1.4 Conversion.

         The 2013 Notes shall not be convertible into any other securities.

         SECTION 1.5 Maturity.

         The Stated Maturity of the 2013 Notes shall be February 1, 2013.

         SECTION 1.6 Place of Payment.

         As long as any 2013 Notes are Outstanding, the Partnership shall maintain in the Borough of Manhattan, The City of New York, an office or agency where the 2013 Notes may be surrendered for registration of transfer or for exchange, an office or agency where the 2013 Notes may be presented for payment, and an office or agency where notices and demands to or upon the Partnership in respect of the 2013 Notes and the Indenture may be served. All of such offices or agencies shall initially be the corporate trust office of the Trustee in the Borough of Manhattan, The City of New York, which on the date of this Third Supplemental Indenture, is located at 40 Broad Street, 5th Floor, New York, New York 10004. The Partnership may also from time to time designate one or more other offices or agencies where the 2013 Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Partnership of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York, for such purposes.

         SECTION 1.7 Subsidiary Guarantors.

         The 2013 Notes shall be entitled to the benefits of the Guarantee of each of the Subsidiary Guarantors as provided in Article XIV of the Indenture.

         SECTION 1.8 Other Terms of 2013 Notes.

         Without limiting the foregoing provisions of this Article 1, the terms of the 2013 Notes shall be as provided in the form of 2013 Notes set forth in Exhibit A hereto and as provided in the Indenture.

                                    ARTICLE 2

                           AMENDMENTS TO THE INDENTURE

         The amendments and supplements contained herein shall apply to 2013 Notes only and not to any other series of Debt Securities issued under the Indenture and any covenants provided herein are expressly being included solely for the benefit of the 2013 Notes. These amendments and supplements shall be effective for so long as there remains any 2013 Notes outstanding.

         SECTION 2.1 Definitions.

         Section 1.01 of the Original Indenture is amended and supplemented by inserting or restating, as the case may be, in their appropriate alphabetical position, the following definitions:

         "Attributable Indebtedness" means with respect to a Sale-Leaseback Transaction, at the time of determination, the lesser of:

                  (a) the fair market value (as determined in good faith by the Board of Directors) of the assets involved in the Sale-Leaseback Transaction;

                  (b) the present value of the total net amount of rent required to be paid under the lease involved in such Sale-Leaseback Transaction during the remaining term thereof (including any renewal term exercisable at the lessee's option or period for which such lease has been extended), discounted at the rate of interest set forth or implicit in the terms of such lease or, if not practicable to determine such rate, the weighted average interest rate per annum borne by the 2013 Notes compounded semiannually; and

                  (c) if the obligation with respect to the Sale-Leaseback Transaction constitutes an obligation that is required to be classified and accounted for as a Capital Lease Obligation for financial reporting purposes in accordance with GAAP, the amount equal to the capitalized amount of such obligation determined in accordance with GAAP and included in the financial statements of the lessee.


For purposes of the foregoing definition, rent will not include amounts required to be paid by the lessee, whether or not designated as rent or additional rent, on account of or contingent upon maintenance and repairs, insurance, taxes, assessments, utilities, water rates, operating charges, labor costs and similar charges. In the case of any lease that is terminable by the lessee upon the payment of a penalty, such net amount shall be the lesser of the net amount determined assuming termination upon the first date such lease may be terminated (in which case the net amount shall also include the amount of the penalty, but no rent shall be considered as required to be paid under such lease subsequent to the first date upon which it may be so terminated) or the net amount determined assuming no such termination.

         "Capital Lease Obligation" means, at the time any determination thereof is to be made, the amount of the liability in respect of a capital lease that would at such time be required to be capitalized on a balance sheet in accordance with GAAP.

         "Consolidated Net Tangible Assets" means, at any date of determination, the aggregate amount of total assets included in the most recent consolidated quarterly or annual balance sheet of the Partnership prepared in accordance with GAAP, less applicable reserves reflected in such balance sheet, after deducting the following amounts:

                  (a) all current liabilities reflected in such balance sheet (excluding any current maturities of long-term debt or any current liabilities that by their terms are extendable or renewable at the option of the obligor to a time more than 12 months after the time as of which the amount is being computed); and

                  (b) all goodwill, trade names, trademarks, patents, unamortized debt discount and expense and other like intangibles reflected in such balance sheet.

         "Funded Debt" means all Debt maturing one year or more from the date of the incurrence, creation, assumption or guarantee thereof, all Debt directly or indirectly renewable or extendible, at the option of the debtor, by its terms or by the terms of the instrument or agreement relating thereto, to a date one year or more from the date of the incurrence, creation, assumption or guarantee thereof, and all Debt under a revolving credit or similar agreement obligating the lender or lenders to extend credit over a period of one year or more.

         "Permitted Liens" include:

                  (a) Liens existing at, or provided for under the terms of an "after-acquired property" clause or similar term of any agreement existing on the date of, the initial issuance of the 2013 Notes or the terms of any mortgage, pledge agreement or similar agreement existing on such date of initial issuance;

                  (b) Liens on property, shares of stock, indebtedness or other assets of any Person (which is not a Subsidiary of the Partnership) existing at the time such Person becomes a Subsidiary of the Partnership or is merged into or consolidated with or into the Partnership or any of its Subsidiaries (whether or not the obligations secured thereby are assumed by the Partnership or any of its Subsidiaries), provided that such Liens are not incurred in anticipation of such Person becoming a Subsidiary of the Partnership, or Liens existing at the time of a sale, lease or other disposition of the properties of a Person as an entirety or substantially as an entirety to the Partnership or any of its Subsidiaries;

                  (c) Liens on property, shares of stock, indebtedness or other assets existing at the time of acquisition thereof by the Partnership or any of its Subsidiaries (whether or not the obligations secured thereby are assumed by the Partnership or any of its Subsidiaries), or Liens thereon to secure the payment of all or any part of the purchase price thereof;

                  (d) any Lien on property, shares of capital stock, indebtedness or other assets created at the time of the acquisition of same by the Partnership or any of its Subsidiaries or within 12 months after such acquisition to secure all or a portion of the purchase price of such property, capital stock, indebtedness or other assets or indebtedness incurred to finance such purchase price, whether such indebtedness is incurred prior to, at the time of or within one year after the date of such acquisition;

                  (e) Liens on property, shares of stock, indebtedness or other assets to secure any Debt incurred to pay the costs of construction, development, repair or improvements thereon, or incurred prior to, at the time of, or within 12 months after, the latest of the completion of construction, the completion of development, repair or improvements or the commencement of full commercial operation of such property for the purpose of financing all or any part of, such construction or the making of such development, repair or improvements;

                  (f) Liens to secure indebtedness owing to the Partnership or any of its Subsidiaries;

                  (g) Liens on any current assets that secure current liabilities or indebtedness incurred by the Partnership or any of its Subsidiaries;

                  (h) Liens in favor of the United States of America or any state, territory or possession thereof (or the District of Columbia), or any department, agency, instrumentality or political subdivision of the United States of America or any state, territory or possession thereof (or the District of Columbia), to secure partial, progress, advance or other payments pursuant to any contract or statute or to secure any indebtedness incurred for the purpose of financing all or any part of the purchase price or the cost of constructing, developing, repairing or improving the property subject to such liens;

                  (i) Liens arising or imposed by reason of any attachment, judgment, decree or order of any regulatory, governmental or court authority or proceeding, so long as any proceeding initiated to review same shall not have been terminated or the period within which such proceeding may be initiated shall not have expired, or such attachment, judgment, decree or order shall otherwise be effectively stayed;

                  (j) Liens on any capital stock of any Subsidiary of the Partnership that owns an equity interest in a joint venture to secure indebtedness, provided that the proceeds of such indebtedness received by such Subsidiary are contributed or advanced to such joint venture;

                  (k) the assumption by the Partnership or any of its Subsidiaries of obligations secured by any Lien on property, shares of stock, indebtedness or other assets, which Lien exists at the time of the acquisition by the Partnership or any of its Subsidiaries of such property, shares, indebtedness or other assets or at the time of the acquisition of the Person that owns such property or assets;

                  (l) Liens on any property to secure bonds for the construction, installation or financing of pollution control or abatement facilities, or other forms of industrial revenue bond financing, or indebtedness issued or guaranteed by the United States, any state or any department, agency or instrumentality thereof;

                  (m) Liens to secure any refinancing, refunding, extension, renewal or replacement (or successive refinancings, refundings, extensions, renewals or replacements) of any Lien referred to in clauses (a)-(l) above; provided, however, that any Liens permitted by the terms set forth under any of such clauses (a)-(l) shall not extend to or cover any property of the Partnership or of any of its Subsidiaries, as the case may be, other than the property specified in such clauses and improvements thereto or proceeds therefrom;

                  (n) Liens deemed to exist by reason of negative pledges in respect of indebtedness;

                  (o) Liens upon rights-of-way for pipeline purposes;

                  (p) any statutory or governmental Lien or a Lien arising by operation of law, or any mechanics', repairmen's, materialmen's, supplier's, carrier's, landlord's, warehousemen's or similar Lien incurred in the ordinary course of business which is not yet due or is being contested in good faith by appropriate proceedings and any undetermined Lien which is incidental to construction, development, improvement or repair;

                  (q) the right reserved to, or vested in, any municipality or public authority by the terms of any right, power, franchise, license, permit or by any provision of law, to purchase or to recapture or to designate a purchaser of, any property;

                  (r) Liens of taxes and assessments which are for the current year, and are not at the time delinquent or are delinquent but the validity of which are being contested at the time by the Partnership or any of its Subsidiaries in good faith;

                  (s) Liens of, or to secure the performance of, leases;

                  (t) Liens upon, or deposits of, any assets in favor of any surety company or clerk of court for the purpose of obtaining indemnity or stay of judicial proceedings;

                  (u) Liens upon property or assets acquired or sold by the Partnership or any of its Subsidiaries resulting from the exercise of any rights arising out of defaults on receivables;

                  (v) Liens incurred in the ordinary course of business in connection with workmen's compensation, unemployment insurance, temporary disability, social security, retiree health or similar laws or regulations or to secure obligations imposed by statute or governmental regulations;

                  (w) Liens securing indebtedness of the Partnership or indebtedness of any Subsidiaries of the Partnership, all or a portion of the net proceeds of which are used, substantially concurrently with the funding thereof (and for purposes of determining "substantial concurrence," taking into consideration, among other things, required notices to be given to Holders of Outstanding Debt Securities under this Indenture (including the 2013 Notes) in connection with such refunding, refinancing, repurchase, and the required durations thereof), to refund, refinance, or repurchase all Outstanding Debt Securities under this Indenture (including the 2013 Notes) including all accrued interest thereon and reasonable fees and expenses and any premium incurred by the Partnership or its Subsidiaries in connection therewith; and

                  (x) any Lien upon any property, shares of capital stock, indebtedness or other assets to secure indebtedness incurred by the Partnership or any of its Subsidiaries, the proceeds of which, in whole or in part, are used to defease, in a legal or a covenant defeasance, the obligations of the Partnership on the 2013 Notes or any other series of Debt Securities.

         "Principal Property" means, whether owned or leased on the date of the initial issuance of the 2013 Notes or acquired later:

                  (a) pipeline assets of the Partnership or any of its Subsidiaries, including any related facilities employed in the gathering, transportation, distribution, storage or marketing of natural gas, natural gas liquids, refined petroleum products, liquefied petroleum gases, crude oil or petrochemicals, that are located in the United States of America or any territory or political subdivision thereof; and

                  (b) any processing or manufacturing plant or terminal owned or leased by the Partnership or any of its Subsidiaries that is located in the United States of America or any territory or political subdivision thereof; except, in the case of either of the foregoing clauses (a) and
         (b), any such assets consisting of inventories, furniture, office fixtures and equipment (including data processing equipment), vehicles and equipment used on, or useful with, vehicles, and any such assets, plant or terminal which, in the opinion of the Board of Directors, is not material in relation to the activities of the Partnership or of the Partnership and its Subsidiaries, taken as a whole.

         "Sale-Leaseback Transaction" means any arrangement with any Person providing for the leasing by the Partnership or any of its Subsidiaries of any Principal Property, which Principal Property has been or is to be sold or transferred by the Partnership or such Subsidiary to such Person, other than:

                  (a) any such transaction involving a lease for a term (including renewals or extensions exercisable by the Partnership or any of its Subsidiaries) of not more than three years; or

                  (b) any such transaction between the Partnership and any of its Subsidiaries or between any of its Subsidiaries.

         "2013 Notes" means the 6.125% Senior Notes due 2013 of the Partnership to be issued pursuant to this Indenture. For purposes of this Indenture, the term "2013 Notes" shall, except where the context otherwise requires, include the Guarantee.

         SECTION 2.2 Redemption.

         Article III of the Original Indenture shall be amended and supplemented by inserting the following new section in its entirety:

         "Section 3.06. Optional Redemption.

         The 2013 Notes may be redeemed at the option of the Partnership at any time and from time to time at the redemption prices described in the 2013 Notes. Any notice to Holders of 2013 Notes of such redemption shall include the appropriate calculation of the redemption price, but need not include the redemption price itself. The actual redemption price, calculated as provided in the 2013 Notes, shall be set forth in an Officers' Certificate delivered to the Trustee no later than two Business Days prior to the redemption date."

         SECTION 2.3 Covenants.

         Article IV of the Original Indenture shall be amended and supplemented by inserting the following new sections in their entirety:

         "Section 4.12. Limitation on Sale-Leaseback Transactions. The Partnership shall not, and shall not permit any of its Subsidiaries to, enter into any Sale-Leaseback Transaction unless:

                  (a) such Sale-Leaseback Transaction occurs within 12 months from the date of completion of the acquisition of the Principal Property subject thereto or the date of the completion of construction, or development of, or substantial repair or improvement on, or commencement of full operations of, such Principal Property, whichever is later;

                  (b) the Partnership or such Subsidiary, as the case may be, would be permitted, pursuant to the provisions of this Indenture, to incur Debt, in a principal amount equal to the Attributable Indebtedness with respect to such Sale-Leaseback Transaction, secured by a Lien on the Principal Property subject to such Sale-Leaseback Transaction pursuant to Section 4.13 without equally and ratably securing the 2013 Notes pursuant to such Section; or

                  (c) the Partnership or such Subsidiary, within a twelve-month period after the effective date of such Sale-Leaseback Transaction, applies or causes to be applied an amount equal to not less than the Attributable Indebtedness from such Sale-Leaseback Transaction either to (a) the voluntary defeasance or the prepayment, repayment, redemption or retirement of any 2013 Notes or other Funded Debt of the Partnership or any Subsidiary that is not subordinated to the Debt Securities, (b) the acquisition, construction, development or improvement of any Principal Property used or useful in the businesses of the Partnership (including the businesses of its Subsidiaries) or
         (c) any combination of applications referred to in the preceding clause
         (a) or (b).

         Notwithstanding the foregoing provisions of this Section, the Partnership may, and may permit any Subsidiary to, effect any Sale-Leaseback Transaction that is not excepted by clauses (a) through (c), inclusive, of this Section, provided that the Attributable Indebtedness from such Sale-Leaseback Transaction, together with the aggregate principal amount of (i) all other Attributable Indebtedness deemed to be outstanding in respect of all Sale-Leaseback Transactions (exclusive of any such Sale-Leaseback Transactions otherwise permitted under clauses (a) and (c) of this Section) and (ii) all outstanding Debt secured by Liens other than Permitted Liens on any Principal Property or upon any shares of capital stock or indebtedness of any Subsidiary owning or leasing any Principal Property, does not exceed 10% of Consolidated Net Tangible Assets.

         Section 4.13. Limitation on Liens. The Partnership shall not, and shall not permit any of its Subsidiaries to, incur, issue, create, assume or guarantee any Lien, other than a Permitted Lien, on any Principal Property or upon any shares of capital stock or indebtedness of any Subsidiary owning or leasing any Principal Property, whether now existing or hereafter created or acquired by the Partnership or such Subsidiary, to secure any Debt of the Partnership or any other Person, without in any such case making effective provision whereby any and all 2013 Notes then Outstanding will be secured by a Lien equally and ratably with, or prior to, such Debt for so long as such Debt shall be so secured. Notwithstanding the foregoing, the Partnership may, and may permit any Subsidiary to, incur, issue, create, assume or guarantee any Lien (other than a Permitted Lien) on any Principal Property or upon any shares of capital stock or indebtedness of any Subsidiary owning or leasing any Principal Property to secure Debt of the Partnership or any other Person, without securing the 2013 Notes as provided in this Section, provided that the aggregate principal amount of all Debt then outstanding secured by any such Lien together with the aggregate amount of Attributable Indebtedness deemed to be outstanding in respect of all Sale-Leaseback Transactions (exclusive of any such Sale-Leaseback Transactions otherwise permitted under clauses (a) and (c) of Section 4.12), does not exceed 10% of Consolidated Net Tangible Assets.

         Section 4.14. Additional Subsidiary Guarantors. If at any time after the original issuance of the 2013 Notes, including following any release of a Subsidiary Guarantor from its Guarantee under this Indenture, any Subsidiary of the Partnership (including any future Subsidiary of the Partnership) guarantees any Funded Debt of the Partnership, then the Partnership shall cause such Subsidiary to guarantee the 2013 Notes and in connection with such guarantee, to execute and deliver an Indenture supplemental hereto pursuant to Section 9.01(g) simultaneously therewith. In order to further evidence its Guarantee, such Subsidiary shall execute and deliver to the Trustee a notation relating to such Guarantee in accordance with Section 14.02."

         SECTION 2.4 Events of Default.

         The following additional Event of Default shall be added to those in clauses (a)-(g) of Section 6.01 of the Original Indenture in relation to the 2013 Notes:

         "(h) default in the payment by the Partnership or any of its Subsidiaries at the Stated Maturity thereof, after the expiration of any applicable grace period, of any principal of any Debt of the Partnership (other than the 2013 Notes) or any of its Subsidiaries (other than the Guarantee of the 2013 Notes) outstanding in an aggregate principal amount in excess of $50,000,000, or the occurrence of any other default thereunder (including, without limitation, the failure to pay interest or any premium), the effect of which default is to cause such Debt to become, or to be declared, due prior to its Stated Maturity and such acceleration is not rescinded within 60 days after there has been given, by registered or certified mail, to the Partnership and the Subsidiary Guarantors by the Trustee or to the Partnership, the Subsidiary Guarantors and the Trustee by the Holders of at least 25% in principal amount of the Outstanding 2013 Notes a written notice specifying such default and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, and the receipt by the Partnership and the Subsidiary Guarantors of such written notice."

         SECTION 2.5 Administration of Trust.

         Article VII of the Original Indenture shall be amended and supplemented by inserting the following new section in its entirety:

         "Section 7.13. Administration of Trust.

         The Trustee shall administer the trust of the Indenture and shall perform a substantial part of its obligations relating to the 2013 Notes and this Indenture at its corporate trust office in The City of New York."

                                    ARTICLE 3

                               VAL VERDE GUARANTEE

         SECTION 3.1 Val Verde Guarantee.

         Val Verde hereby acknowledges and agrees that it is a Subsidiary Guarantor with respect to the 2013 Notes and is executing and delivering this Third Supplemental Indenture for the purpose of providing a Guarantee of the 2013 Notes, and accordingly, Val Verde's obligations as Subsidiary Guarantor of the 2013 Notes shall be governed by the Original Indenture, as amended and supplemented by this Third Supplemental Indenture, as may be further amended and supplemented from time to time.

                                    ARTICLE 4

                            MISCELLANEOUS PROVISIONS

         SECTION 4.1 Integral Part.

         This Third Supplemental Indenture constitutes an integral part of the Indenture.

         SECTION 4.2 General Definitions.

         For all purposes of this Third Supplemental Indenture:

                  (a) capitalized terms used herein without definition shall have the meanings specified in the Original Indenture; and

                  (b) the terms "herein", "hereof", "hereunder" and other words of similar import refer to this Third Supplemental Indenture.

         SECTION 4.3 Adoption, Ratification and Confirmation.

         The Original Indenture, as supplemented and amended by this Third Supplemental Indenture, is in all respects hereby adopted, ratified and confirmed.

         SECTION 4.4 Counterparts.

         This Third Supplemental Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed an original; and all such counterparts shall together constitute but one and the same instrument.

         SECTION 4.5 Governing Law.

         THIS THIRD SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, the parties hereto have caused this Third Supplemental Indenture to be duly executed, all as of the day and year first above written.


                                 TEPPCO PARTNERS, L.P.


                                 By:      Texas Eastern Products Pipeline
                                          Company, LLC
                                          Its General Partner


                                 By:
                                          --------------------------------------
                                          Charles H. Leonard
                                          Senior Vice President, Chief Financial
                                          Officer and Treasurer


                                 TE PRODUCTS PIPELINE COMPANY,
                                 LIMITED PARTNERSHIP


                                 By:      TEPPCO GP, Inc.
                                          Its General Partner


                                 By:
                                          --------------------------------------
                                          Charles H. Leonard
                                          Senior Vice President, Chief Financial
                                          Officer and Treasurer


                                 TCTM, L.P.


                                 By:      TEPPCO GP, Inc.
                                          Its General Partner


                                 By:
                                          --------------------------------------
                                          Charles H. Leonard
                                          Senior Vice President, Chief Financial
                                          Officer and Treasurer

                                 TEPPCO MIDSTREAM COMPANIES, L.P.


                                 By:      TEPPCO GP, Inc.
                                          Its General Partner


                                 By:
                                          --------------------------------------
                                          Charles H. Leonard
                                          Senior Vice President, Chief Financial
                                          Officer and Treasurer


                                 JONAH GAS GATHERING COMPANY


                                 By:      TEPPCO GP, Inc.
                                          Its Managing General Partner


                                 By:
                                          --------------------------------------
                                          Charles H. Leonard
                                          Senior Vice President, Chief Financial
                                          Officer and Treasurer


                                 VAL VERDE GAS GATHERING COMPANY, L.P.


                                 By:      TEPPCO NGL Pipelines, LLC,
                                          Its General Partner


                                 By:
                                          --------------------------------------
                                          Charles H. Leonard
                                          Senior Vice President, Chief Financial
                                          Officer and Treasurer


                                 WACHOVIA BANK, NATIONAL ASSOCIATION, as Trustee


                                 By:
                                          --------------------------------------
                                 Name:
                                          --------------------------------------
                                 Title:
                                          --------------------------------------

                                                                       EXHIBIT A

                           [FORM OF FACE OF 2013 NOTE]


[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO HEREIN.](1)

                              TEPPCO PARTNERS, L.P.
                           6.125% SENIOR NOTE DUE 2013


No.                                                               $
   ---------------                                                 -------------


                                                             CUSIP No. 872384AB8


     TEPPCO Partners, L.P., a Delaware limited partnership (herein called the "Company," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to ______________________________ or registered assigns the principal sum of
_____________________________ Dollars on February 1, 2013 [or such greater or lesser amount as is indicated on the Schedule of Exchanges of Securities attached hereto](2), at the office or agency of the Company referred to below, and to pay interest thereon, commencing on August 1, 2003 and continuing semiannually thereafter, on February 1 and August 1 of each year, from January 30, 2003, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, at the rate of 6.125% per annum, until the principal hereof is paid or duly provided for, and (to the extent lawful) to pay on demand, interest on any overdue interest at the rate borne by the Securities from the date on which such overdue interest becomes payable to the date payment of such interest has been made or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date (other than at maturity) will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the January 15 or July 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may be paid to the Person in whose name this Security (or one or more predecessor Securities) is registered at the close of business on a special record date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such special record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Interest on the Securities of this series shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

     Payment of the principal of, premium, if any, and interest on this Security will be made at the corporate trust office of the Trustee in New York, New York, or at such other office or agency of the Company in the Borough of Manhattan, The City of New York as may be maintained for such purpose, in such coin or currency of the United


--------

(1) These paragraphs should be included only if the Debt Security is a Global Security.

(2)  This clause should be included only if the Debt Security is a Global
     Security.

States of America as at the time of payment is legal tender for payment of public and private debts; provided however, that payment of interest may be made
(i) at the option of the Company by check mailed to Holders at their respective addresses as shown in the Debt Security Register or (ii) at the option of any Holder owning Securities in the principal amount of $500,000 or more, by wire transfer to an account maintained by the Holder located in the United States of America, as specified in a written notice to the Trustee (received prior to the relevant record date) by any such Holder requesting payment by wire transfer and specifying the account to which transfer is requested. Notwithstanding the foregoing, so long as this Security is registered in the name of a Depositary or its nominee, all payments hereon shall be made by the Company or its agent by wire transfer of immediately available funds to the account of such Depositary or its nominee. The Holder must surrender this Security to a paying agent to collect payment of principal.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed on its behalf by its sole General Partner.

                                  TEPPCO PARTNERS, L.P.

                                  By:   Texas Eastern Products Pipeline Company,
                                        LLC
                                        Its General Partner

                                  By:
                                        ----------------------------------------
                                        Charles H. Leonard
                                        Senior Vice President, Chief Financial
                                        Officer and Treasurer


                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


This is one of the Debt Securities of the series designated therein referred to in the within-mentioned Indenture.


Dated:                                  WACHOVIA BANK, NATIONAL ASSOCIATION,
      ------------------                As Trustee


                                        By
                                           -------------------------------------
                                              Authorized Signatory

                         [FORM OF REVERSE OF 2013 NOTE]

     This Security is one of a duly authorized issue of the series of Debt Securities of the Company designated as its 6.125% Senior Notes due 2013 (such series being herein called the "Securities"), which is issued under, with securities of one or more additional series that may be issued under, an indenture dated as of February 20, 2002, among the Company, the Subsidiary Guarantors and Wachovia Bank, National Association, as trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), as amended and supplemented by the Third Supplemental Indenture dated as of January 30, 2003 (such Indenture, as so amended and supplemented, being called the "Indenture"), to which Indenture and all future indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Subsidiary Guarantors, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered.

     This Security is redeemable, in whole or in part, at any time and from time to time, at the Company's option, upon at least 30 and not more than 60 days' prior notice as provided in the Indenture, at a redemption price equal to the greater of (1) 100% of the principal amount of this Security then Outstanding to be redeemed, or (2) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to the redemption date) from the redemption date to February 1, 2013 computed by discounting such payments to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the sum of 35 basis points plus the Adjusted Treasury Rate on the third Business Day prior to the redemption date, as calculated by an Independent Investment Banker, plus accrued and unpaid interest, up to, but not including, the redemption date.

     For purposes of determining any redemption price, the following definitions are applicable:

     "Adjusted Treasury Rate" means, with respect to any redemption date, the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15(519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded U.S. Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities" for the maturity corresponding to the Optional Redemption Comparable Treasury Issue (if no maturity is within three months before or after the remaining term of this Security, yields for the two published maturities most closely corresponding to the Optional Redemption Comparable Treasury Issue will be determined and the Adjusted Treasury Rate will be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month); or if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semiannual equivalent yield to maturity of the Optional Redemption Comparable Treasury Issue, calculated using a price for the Optional Redemption Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Optional Redemption Comparable Treasury Price for such redemption date.

     "Independent Investment Banker" means Wachovia Securities, Inc., or if such firm is unwilling or unable to serve as such, an independent investment banking institution of national standing appointed by the Company.

     "Optional Redemption Reference Treasury Dealer" means each of up to five dealers to be selected by the Company and their respective successors; provided that if any of the foregoing ceases to be, and has no affiliate that is, a primary U.S. governmental securities dealer (a "Primary Treasury Dealer"), the Company will substitute for it another Primary Treasury Dealer.

     "Optional Redemption Comparable Treasury Issue" means the U.S. Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of this Security that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of this Security, or, if, in the reasonable judgment of the Independent Investment Banker, there is no such security, then the Optional Redemption

Comparable Treasury Issue will mean the U.S. Treasury security or securities selected by the Independent Investment Banker as having an actual or interpolated maturity or maturities comparable to the remaining term of this Security.

     "Optional Redemption Comparable Treasury Price" means (1) the average of five Optional Redemption Reference Treasury Dealer Quotations for the applicable redemption date, after excluding the highest and lowest Optional Redemption Reference Treasury Dealer Quotations, or (2) if the Independent Investment Banker obtains fewer than five such Optional Redemption Reference Treasury Dealer Quotations, the average of all such quotations.

     "Optional Redemption Reference Treasury Dealer Quotations" means, with respect to each Optional Redemption Reference Treasury Dealer and any Redemption Date for this Security, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Optional Redemption Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker and the Company at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

     In the case of any redemption of Securities, interest installments whose stated maturity is on or prior to the redemption date will be payable to the Holders of such Securities, or one or more predecessor Securities, of record at the close of business on the relevant record date referred to on the face hereof. Securities (or portions thereof) for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest from and after the redemption date.

     In the event of redemption of this Security in part only, a new Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

     The Securities do not have the benefit of any sinking fund obligations.

     As set forth in the Indenture, an Event of Default with respect to the Securities is generally: (a) failure to pay principal upon Stated Maturity, redemption or otherwise; (b) default for 30 days in payment of interest on any of the Securities; (c) failure for 60 days after notice to comply with any other covenants in the Indenture or the Securities; (d) certain payment defaults under, or the acceleration prior to the Stated Maturity of, Debt of the Company or any Subsidiary in an aggregate principal amount in excess of $50,000,000, unless such acceleration is rescinded within 60 days after notice to the Company and the Subsidiary Guarantors as provided in the Indenture; (e) the Guarantee of the Securities by any of the Subsidiary Guarantors ceases to be in full force and effect (except as otherwise provided in the Indenture); and (f) certain events of bankruptcy, insolvency or reorganization of the Company or any Subsidiary Guarantor.

     If an Event of Default described in clause (f) in the preceding paragraph occurs, then the principal amount of all Outstanding Securities, premium, if any, and interest thereon shall ipso facto be due and payable immediately. If any other Event of Default with respect to the Securities occurs and is continuing, the Trustee or the holders of at least 25% in aggregate principal amount of the Outstanding Securities may declare the principal amount of all the Securities, premium, if any, and accrued interest thereon to be due and payable immediately. The Indenture provides that such declaration may be rescinded in certain events by the Holders of a majority in principal amount of the Outstanding Securities.

     No Holder of the Securities may pursue any remedy under the Indenture unless the Trustee shall have failed to act after notice of an Event of Default with respect to the Securities and written request by Holders of at least 25% in principal amount of the Outstanding Securities, and the offer to the Trustee of indemnity reasonably satisfactory to it; however, such provision does not affect the right to sue for enforcement of any overdue payment on a Security by the Holder thereof. Subject to certain limitations, Holders of a majority in principal amount of the Outstanding

Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing default (except default in payment of principal, premium or interest) if it determines in good faith that withholding the notice is in the interest of the Holders. The Company is required to file a report with the Trustee each year as to the absence or existence of defaults.

     The Company's payment obligations under the Securities are jointly and severally guaranteed by the Subsidiary Guarantors. Any Subsidiary Guarantor may be released from its Guarantee of the Securities under the circumstances described in the Indenture.

     The Indenture contains provisions for defeasance at any time of (i) the entire indebtedness of the Company and Subsidiary Guarantors on this Security and (ii) certain Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Security.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company or the Subsidiary Guarantors and the rights of the Holders of the Securities under the Indenture at any time by the Company, the Subsidiary Guarantors and the Trustee with the consent of the Holders of at least a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of at least a majority in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company or the Subsidiary Guarantors with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security. Without the consent of any Holder, the Company, the Subsidiary Guarantors and the Trustee may amend or supplement the Indenture or the Securities to cure any ambiguity, defect or inconsistency, to make other changes that do not adversely affect the rights of any Holder and to make certain other specified changes.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any, on) and interest on this Security at the times, place, and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Debt Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax, fee, assessment or other governmental charge payable in connection therewith.

     The General Partner and its directors, officers, employees, incorporators and stockholders, as such, shall have no liability for any obligations of the Subsidiary Guarantors or the Company under the Securities, the Indenture or the Guarantee or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each

Holder, by accepting this Security, waives and releases all such liability. Such waiver and release are part of the consideration for the issuance of this Security.

     Prior to the time of due presentment of this Security for registration of transfer, the Company, Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

     All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture. The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to the Company, P. O. Box 2521, Houston, Texas 77252-2521.

     Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Securities as a convenience to the Holders thereof. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identifying information printed hereon.

     This Security shall be governed by and construed in accordance with the laws of the State of New York.

                                 ASSIGNMENT FORM


(I) or (we) assign and transfer this Security to

--------------------------------------------------------------------------------
             (Insert assignee's social security or tax I.D. number)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              (Print or type assignee's name, address and zip code)


and irrevocably appoint _____________________________________________________ as
agent to transfer this Security on the Debt Security Register of the Company. The agent may substitute another to act for him.


Dated:
      ----------------------

                                   Signature:
                                             ----------------------------------
                                             (Sign exactly as name appears on
                                                 the face of this Security)

                                   Name:
                                        ----------------------------------------
                                   Address:
                                            ------------------------------------

                                            ------------------------------------
                                   Phone No.:
                                              ----------------------------------




Signature Guarantee


By:
    ---------------------------------
Signature guarantor must be an eligible
guarantor institution - a bank or trust
company or broker or dealer which is a
member of a registered exchange or the
NASD.

                     SCHEDULE OF EXCHANGES OF SECURITIES(3)


The following exchanges, redemptions or repurchases of a part of this Global Security have been made:





       PRINCIPAL AMOUNT
   OF THIS GLOBAL SECURITY                AUTHORIZED                                                AMOUNT OF
        FOLLOWING SUCH                   SIGNATORY OF           AMOUNT OF DECREASE IN              INCREASE IN
        DECREASE DATE                TRUSTEE OR SECURITY           PRINCIPAL AMOUNT             PRINCIPAL AMOUNT
  OF EXCHANGE (OR INCREASE)               CUSTODIAN            OF THIS GLOBAL SECURITY       OF THIS GLOBAL SECURITY
-------------------------------     -----------------------    -------------------------    --------------------------







----------

(3) This schedule should be included only if the Debt Security is a Global Security.

                              NOTATION OF GUARANTEE


     Each of the Subsidiary Guarantors (which term includes any successor Person under the Indenture), has fully, unconditionally and absolutely guaranteed, to the extent set forth in the Indenture and subject to the provisions in the Indenture, the due and punctual payment of the principal of, and premium, if any, and interest on the Securities and all other amounts due and payable under the Indenture and the Securities by the Partnership.


     The obligations of the Subsidiary Guarantors to the Holders of Securities and to the Trustee pursuant to the Guarantee and the Indenture are expressly set forth in Article XIV of the Indenture and reference is hereby made to the Indenture for the precise terms of the Guarantee.

                                     TE PRODUCTS PIPELINE COMPANY, LIMITED
                                     PARTNERSHIP

                                     By: TEPPCO GP, Inc.
                                         Its General Partner

                                     By:
                                         ---------------------------------------
                                         Charles H. Leonard
                                         Senior Vice President, Chief Financial
                                         Officer and Treasurer

                                     TCTM, L.P.

                                     By: TEPPCO GP, Inc.
                                         Its General Partner

                                     By:
                                         ---------------------------------------
                                         Charles H. Leonard
                                         Senior Vice President, Chief Financial
                                         Officer and Treasurer

                                     TEPPCO MIDSTREAM COMPANIES, L.P.

                                     By: TEPPCO GP, Inc.
                                         Its General Partner

                                     By:
                                         ---------------------------------------
                                         Charles H. Leonard
                                         Senior Vice President, Chief Financial
                                         Officer and Treasurer

                                     JONAH GAS GATHERING COMPANY

                                     By: TEPPCO GP, Inc.
                                         Its Managing General Partner

                                     By:
                                         ---------------------------------------
                                         Charles H. Leonard
                                         Senior Vice President, Chief Financial
                                         Officer and Treasurer

                                     VAL VERDE GAS GATHERING COMPANY, L.P.

                                     By: TEPPCO NGL Pipelines, LLC,
                                         Its General Partner

                                     By:
                                         ---------------------------------------
                                         Charles H. Leonard
                                         Senior Vice President, Chief Financial
                                         Officer and Treasurer